Exhibit 10.6

[*****] = Certain information contained in this document, marked by brackets, has been omitted because the registrant customarily and actually treats such information as private or confidential and it is not material.

AMENDMENT NO. 2

TO THE CARRYING AGREEMENT

This amendment (the “Amendment”) is made between DRIVEWEALTH, LLC (“DriveWealth”), and ML WEALTH, LLC (“Company”), and is effective as of 12/6/2021 (the “Amendment Effective Date”).

WHEREAS, Company and DriveWealth entered into that certain Amended and Restated Carrying Agreement dated October 29, 2020 (as amended from time to time in accordance with the terms therein, the “Agreement”);

WHEREAS, Company and DriveWealth desire to amend the Agreement as stated in this Amendment.

NOW THEREFORE, in consideration of the premises, the promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the Parties mutually agree as follows:

1.	Exhibit A to the Carrying Agreement is updated as attached (“Revised Exhibit A”)

2.	Exhibit B to the Carrying Agreement is updated as attached (“Revised Exhibit B”)

Each capitalized term used and not otherwise defined herein has the meaning ascribed to such term in the Agreement. This Amendment modifies the Agreement and all prior amendments, supplements, and understandings to the Agreement. All of the provisions of the original Agreement not specifically deleted or modified herein shall remain in full force and effect. Wherever there is a conflict between this Amendment and the Agreement, the provisions of this Amendment will control, and the Agreement will be construed accordingly. The modifications stated below shall take effect as of the Amendment Effective Date.

THE PARTIES have executed this Amendment as of the Amendment Effective Date by their duly authorized representatives, who represent that they have the authority to bind their respective Party.

ML Wealth, LLC		DriveWealth, LLC

By:	/s/ Richard Correia	By:	/s/ Michael Dugan
Name:	Richard Correia	Name:	Michael Dugan
Title:	CFO	Title:	CFO

Amendment No. 2

Confidential

EXHIBIT A

Fees and Clearing Service Charges

[*****]

EXHIBIT B

Standard Fees

[*****]